Exhibit 99.1
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the foregoing Statement on Schedule 13G with respect to the common stock of Targa Resources Corp. The undersigned acknowledge that each shall be responsible for the timely fling of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument..
Dated: January 25, 2011

Warburg Pincus Private Equity VIII, L.P.

By:	Warburg Pincus Partners LLC,
its general partner

By:	Warburg Pincus & Co.,
its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

Warburg Pincus Private Equity IX, L.P.

By:	Warburg Pincus IX, LLC,
its general partner

By:	Warburg Pincus Partners LLC,
its sole member

By:	Warburg Pincus & Co.,
its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

Warburg Pincus Partners, LLC

By:	Warburg Pincus & Co.,
its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

Warburg Pincus IX, LLC

By:	Warburg Pincus Partners LLC,
its sole member

By:	Warburg Pincus & Co.,
its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

Warburg Pincus & Co.

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

Warburg Pincus LLC

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Member

Mr. Charles R. Kaye

By:	/s/ Mr. Charles R. Kaye
Name:	Charles R. Kaye
By:	Scott A. Arenare, Attorney-in-fact*

Mr. Joseph P. Landy

By:	/s/ Mr. Joseph P. Landy
Name:	Joseph P. Landy
By:	Scott A. Arenare, Attorney-in-fact*

*
Powers of Attorney given by Messrs. Kaye and Landy were previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.